INCOME TAXES	6 Months Ended
Jun. 30, 2025
Major components of tax expense (income) [abstract]
INCOME TAXES	INCOME TAXES
In accordance with IAS 34, Interim Financial Reporting, income tax expense for interim financial statements is calculated on the basis of the average annual tax rate that is expected for the entire fiscal year, adjusted for the tax effect of certain items recognized in the interim period. As such, the effective tax rate in the unaudited condensed consolidated interim financial statements may differ from management’s best estimate of the effective rate.
The effective tax rate was (3)% and 97% for the three months ended June 30, 2025, and 2024, respectively. The effective tax rate was 27% and 113% for the six months ended June 30, 2025, and 2024, respectively.
The decrease in the effective tax rate for both the three and six months ended June 30, 2025 is due to higher forecasted pre-tax income, jurisdictional mix of earnings, lower non-deductible interest expenses and the utilization of deferred income tax benefits related to tax loss carryforwards compared to the same periods in 2024.

The three months and six months ended June 30, 2025, included a discrete tax benefit of $5.0 million due to a favorable return to provision adjustment. The three and six months ended June 30, 2024, included a discrete tax benefit of $19.9 million due to the reversal of uncertain tax positions as a result of the closure of tax audits and expiration of statute of limitations, which was partially offset by an unfavorable return to provision adjustment of $11.8 million.

Jurisdictions in which the Company operates have implemented the Pillar Two EU Directive and it is applicable as of December 31, 2024. The Company took measures to assess its exposure to Pillar Two minimum taxation and no material top-up taxes arose for the Company for the year ended December 31, 2024. The Company will monitor the development of regulatory updates, as the OECD is expected to publish additional guidance. The Company will continue to assess the impact of the Pillar Two income taxes legislation on its future financial performance.